Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 7, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Mihir P. Worah no longer serves as a portfolio manager of the PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Daniel He serves as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Stephen Rodosky, Managing Director of PIMCO, has managed the Portfolio since 2019. Daniel He, Executive Vice President of PIMCO, has managed the Portfolio since December 2019.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the fifth and sixth paragraphs are deleted in their entirety and replaced with the following:

Stephen Rodosky is a managing director of PIMCO and a portfolio manager of the Portfolio. Mr. Rodosky joined PIMCO in 2001 and has 24 years of investment experience.

Daniel He is an executive vice president of PIMCO and a portfolio manager of the Portfolio. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Mr. He joined PIMCO in 2011 and has 14 years of investment experience.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE